UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 10, 2024, FuelCell Energy, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Open Market Sale AgreementSM, dated July 12, 2022 (the “2022 Sales Agreement”), with Jefferies LLC, B. Riley Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., Canaccord Genuity LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Loop Capital Markets LLC (each, an “Agent” and together, the “Agents”) (the 2022 Sales Agreement as amended by the Amendment, the “Amended Sales Agreement”), with respect to an at the market offering program under which the Company may, from time to time, offer and sell shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), through the Agents, acting as sales agents, or directly to the Agents, acting as principals. In accordance with the terms of the Amended Sales Agreement, the Company may offer and sell shares of its Common Stock having an aggregate offering price of up to $300,000,000 (the “Shares”).

The Shares to be sold under the Amended Sales Agreement, if any, will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-274971), which was filed with the Securities and Exchange Commission (“SEC”) on October 13, 2023 (the “Registration Statement”) and which became effective upon filing. A prospectus supplement related to the Company’s at the market offering program with the Agents pursuant to the Amended Sales Agreement was filed with the SEC on April 10, 2024.

Sales of the Shares, if any, pursuant to the Amended Sales Agreement and under the prospectus supplement and accompanying prospectus may be made by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”). Each time the Company wishes to issue and sell Shares under the Amended Sales Agreement, it will notify an Agent of the number or dollar amount of Shares to be issued, the dates on which such sales are requested to be made, any limitation on the number of Shares to be sold in any one day, and any minimum price below which sales may not be made. Once the Company has so instructed the Agent, unless the Agent declines to accept the terms of such notice, such Agent has agreed to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Shares up to the amount specified on such terms. The obligations of the Agents under the Amended Sales Agreement to sell Shares are subject to a number of conditions that the Company must meet. The Company may sell the Shares through only one Agent on any particular trading day.

The Company will pay each Agent a commission equal to 2.0% of the gross proceeds from each sale of the Shares made through or to such Agent from time to time under the Amended Sales Agreement. Because there is no minimum offering amount required as a condition to close the offering, the actual total public offering amount, commissions and proceeds to the Company, if any, are not determinable at this time. In addition, the Company has agreed to reimburse the Agents for the fees and disbursements of their legal counsel, payable upon execution of the Amendment, in an amount not to exceed $75,000, in addition to certain ongoing disbursements of their legal counsel. The Company has agreed to indemnify the Agents against certain civil liabilities, including liabilities under the Securities Act. The Company has also agreed to contribute to payments the Agents may be required to make in respect of such liabilities.

The Company has no obligation to sell any of the Shares under the Amended Sales Agreement, and the Company or the Agents may suspend sales of the Shares under the Amended Sales Agreement upon proper notice to the other party. The offering of the Shares pursuant to the Amended Sales Agreement will terminate upon the earlier of (i) the sale of the maximum aggregate amount of Shares to be sold pursuant to the Amended Sales Agreement or (ii) the termination of the Amended Sales Agreement as permitted therein. Any party may terminate the Amended Sales Agreement at any time upon ten trading days’ prior notice. The termination of the Amended Sales Agreement by, or with respect to, one Agent shall not affect the rights and obligations of any other Agent under the Amended Sales Agreement.

This description of the Amended Sales Agreement is qualified in its entirety by reference to (i) the 2022 Sales Agreement, which the Company filed as Exhibit 10.1 to its Current Report on Form 8-K filed with the SEC on July 12, 2022, and (ii) the Amendment, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein. The legal opinion of Foley & Lardner LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares or any Common Stock, nor shall there be any offer, solicitation or sale of Shares or Common Stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or other jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Legal Opinion of Foley & Lardner LLP.

10.1	Amendment No. 1 to Open Market Sale AgreementSM among FuelCell Energy, Inc., Jefferies LLC, B. Riley Securities, Inc., Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Inc., Canaccord Genuity LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Loop Capital Markets LLC, dated April 10, 2024.

23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: April 10, 2024	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President, Chief Financial Officer and Treasurer